THE ALGER ETF TRUST
Alger 35 ETF
Alger Mid Cap 40 ETF
Alger Weatherbie Enduring Growth ETF
(each, a “Fund” and collectively, the “Funds”)
Supplement dated September 17, 2024 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of each Fund, each dated May 1, 2024
This supplement is intended to provide advance notice to shareholders regarding changes to the structure and principal investment strategies of each Fund, as approved by the Board of Trustees (the “Board”) of The Alger ETF Trust.
The Board has approved a change to each Fund’s structure from a “non-transparent” or “semi-transparent” ETF, which does not publicly disclose its portfolio holdings on a daily basis, to a “transparent” ETF that will disclose its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended, effective on or about December 2, 2024 (the “Effective Date”). In connection with this change, each Fund will no longer provide a verified intraday indicative value (“VIIV”), which was intended to provide investors and other market participants with a highly correlated per share value of a Fund’s underlying portfolio, while keeping the contents of a Fund’s portfolio confidential. In addition, Authorized Participants (“APs”) transacting in a Fund’s shares will no longer engage in creation and redemption activity for the Fund through an AP Representative that has knowledge of the composition of the Fund’s portfolio holdings but is restricted from disclosing such composition to the APs. Accordingly, references to the VIIV and the AP Representative in each Fund’s Summary Prospectus, Prospectus and SAI will be removed.
In addition, in connection with the change in each Fund’s structure, each Fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”). The Order permitted each Fund to operate without publicly disclosing its portfolio holdings daily, but limited the types of investments each Fund was permitted to hold to those listed in each Fund’s application for the Order, including limiting each Fund’s investments to only those that are U.S. exchange-traded instruments as well as cash and cash equivalents. Because the Funds will no longer operate in reliance on the Order, the Board approved corresponding changes to each Fund’s principal investment strategies to remove references to the terms, requirements and limitations of the Order, as applicable.
In connection with these changes, each Fund will also implement corresponding changes to its principal risks.
Additional information regarding each Fund’s principal investment strategies and risks will be provided to shareholders on or around the Effective Date indicated above.
Each Fund’s investment objective, fees and expenses will not change as a result of the changes to the Fund’s structure and principal investment strategies described above.
Shareholders should retain this Supplement for future reference.
S‑35ETF 91724
S‑MCETF 91724
S‑EGETF 91724
S‑ETF 91724
S‑ETFSAI 91724